UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2010

Item 1. Report to Stockholders.

FPA Crescent Fund

Semi-Annual Report

September 30, 2010

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

53986

LETTER TO SHAREHOLDERS

Dear Shareholders:

Overview

After a tough August, the stock market turned around in September, erasing its year-to-date losses. Crescent returned 7.4% in the third quarter and 5.3% year-to-date, versus the S&P 500's 11.3% and 3.9%, respectively. More detailed returns of both the Fund and comparative indices can be found at the end of this commentary.

Periodic volatility (market or portfolio) and/or poor relative performance typically induce poor client buy/sell decisions; however, the market's ups and downs incubate opportunity that may not be reflected in returns for some period of time. The market will periodically exhibit volatility and good managers will occasionally lag the broader market. We accept that volatility and believe the only way to outperform in the long term is to be willing to underperform in the short term. That belief may come easier to us than to our clients/partners, however, so we devote a lot of time to the consideration and writing of our quarterly shareholder letters. This allocation of precious time away from our day-to-day research and portfolio management responsibilities allows us to look beyond the immediate tasks of today so that we may ponder tomorrow, giving us perspective and, at the same time, educating and informing our clients. We feel time dedicated to these commentaries is well spent, because a well-informed shareholder is a better partner, one more likely to stick through the thin while awaiting the thick.

Investing is an evolutionary process. We now analyze businesses, products, asset classes, and industries that did not exist twenty years ago. We therefore regularly take it upon ourselves to explain our action or, at times, inaction. Though we evolve as investors, our goal, philosophy and strategy remain constant. Up to this point, the only way to have gained a deep understanding of our thought process was to have read our past commentaries. Since not much has changed in either the world or your portfolio in the most recent quarter, we thought we would reallocate the time normally spent on our shareholder commentary to publishing the goal, core beliefs, and philosophies that guide our management of the Contrarian strategy, including the FPA Crescent Fund. The attached FPA Contrarian Policy Statement summarizes our investment approach, principles, and core beliefs, and we encourage all of our clients to read it. We also continue to recommend the reading of our past commentaries for the most complete understanding of the Contrarian strategy.

Investments

Western Digital

We recently added Western Digital Corporation (WDC), the second largest producer of Hard Disk Drives (HDDs), to the portfolio. Its stock price had fallen almost 50% from its high earlier this year to the low-to-mid $20s where it was trading around 6x trailing twelve-month earnings (fully taxed). If one were to adjust for their roughly $10 of net cash per share, the adjusted P/E would have been less than 4x our purchase price. Clearly, the market does not see WDC's recent earnings as sustainable. We don't either, but we do believe their earnings might stabilize at more than $3 per share and trough around the $2 level during this cycle.

Investors fear that tablet computing (e.g., iPad), which does not use a disk drive to store information, will cannibalize the HDD-centric netbook computer market. We have assumed that the netbook market will decline by about 75% over the next couple years — from today's 2.7% of industry sales to 0.7%. Tablet computing will indeed eat into the netbook market, but that certainty has translated into market fear and irrational stock prices for HDD companies, including WDC.

Interestingly, the tablet market is not all negative for the HDD companies. Tablets, and other wireless devices such as smart phones, drive users to download new applications or apps. These apps reside on the internet and are stored on HDDs. Thus, the more wireless devices sold more apps created increased demand for HDD storage, particularly as more storage intensive video files are downloaded. We now hear that sophisticated users of tablets are purchasing external hard drives to back up files that can no longer be stored on a 64GB flash chip.

We cannot ignore the other real concern that the key market players (including Seagate Technology, Hitachi, and WDC, which together have more than 80% market share) are going to cut each other's throats by slashing prices to either retain or gain market share. In 2004, the industry, led by Maxtor (subsequently acquired by Seagate), slashed prices to capture share, and nearly every disk drive company experienced a decline in profits, with some losing huge amounts. WDC and Seagate were the only two companies that stayed reasonably profitable, but even those two saw their respective operating profits decline 13% and 28%.

While the iPad tablet risk gets much of the headlines, we believe the competitive risks and lower selling prices could potentially do the most damage to WDC's valuation. However, if the industry remains reasonably rational, WDC has the potential to earn in excess of $3 a share over the cycle, fully taxed, leading us to conclude that the intrinsic value could be in excess of $40 per share, if the market values it at a 10-11 P/E plus the cash. At our cost, we conclude that the upside opportunity more than justifies the potential downside, particularly since we believe that the upside is more likely. We expect continued short-term volatility as the competitive environment creates fear.

Closing

During the quarter we welcomed a new analyst to our team. Ravi Mehra joins us from Shamrock Capital Advisors where he gained useful experience working with company management's to undertake shareholder friendly capital, compensation and strategic plans. Ravi has blended seamlessly into our team and has already made his presence felt in the portfolio.

A value investing strategy is common, but the number of tools we have at our disposal to express our view differentiates us. We have a greater variety of places where we can commit capital, improving our ability to find compelling opportunities. The diversity of our approach also means that should a given asset class, market cap, industry, or region underperform, our total portfolio will be less likely to suffer as negatively. Meanwhile, we will retain the opportunity to take advantage of such dislocation given our typical cash residual.

Respectfully submitted,

Steven Romick
President
October 18, 2010

THE FPA CONTRARIAN POLICY STATEMENT

(including the FPA Crescent Fund)

OVERVIEW

GOAL

The FPA Contrarian strategy (including the FPA Crescent Fund) endeavors to provide, over the long-term, an equity-like return with less risk than the stock market.

PHILOSOPHY

■  Absolute value investors. We seek genuine bargains rather than relatively attractive securities.

■  Alignment of interests. We invest our money alongside yours, and we act as stewards of our shared capital.

■  Broad mandate. We invest across the capital structure, asset classes, market caps, industries, and geographies. We are willing to hold cash.

■  Long-term focus. We believe the best way to accomplish our goals is to accept short-term underperformance in exchange for long-term success.

■  Macroeconomic view. We incorporate an understanding (sometimes limited) of the economic environment.

■  Volatility. If we have performed our research correctly, volatility creates opportunity, not risk.

■  Downside protection / Risk minimization. We aim to protect capital first and create long-term equity-like returns second. We cannot eliminate risk, but we conduct ourselves by hoping for the best, while preparing for the worst.

PROCESS

■  We seek the out-of-favor, unloved, or misunderstood. We are, in a word, "contrarian."

■  We recognize that returns will not just be driven by what we own, but also by what we do not own.

■  We invest in securities that we believe offer advantageous upside/downside characteristics, and we focus on five categories:

1)  Long Equity — 3:1s, Compounders, Shorter-Term Opportunities, Sum-of-the-Parts, Intra-Company Arbitrages.

2)  Short Equity — Deteriorating Businesses, Balance Sheet Issues, Paired Trades, Intra-Company Arbitrages.

3)  Credit — Performing Credit, High Yield, Distressed.

4)  Other — Illiquid Investments and other Special Situations.

5)  Cash — A residual of our investment process, rather than a macro-driven rationale.

■  We invest after conducting thorough research.

We believe our flexible approach greatly enhances the likelihood that we will deliver an equity-like return with less risk over the long-term.

THE FPA CONTRARIAN POLICY STATEMENT

(including the FPA Crescent Fund)

GOAL

The FPA Contrarian strategy (including the FPA Crescent Fund) endeavors to provide, over the long-term, equity-like return with less risk than the stock market. We think of long-term as five to seven years. We define equity rates of return as the returns provided by a broad equity benchmark, such as the S&P 500, Wilshire 5000, or Russell 3000. We view risk primarily as the likelihood of suffering a permanent impairment of capital, on a portfolio basis.

The terms "long-term" and "equity-like return" have an exactness and measurability. The term "risk," on the other hand, is inherently imprecise, commands imprecision and its meaning is different from one individual to another. Risk stems from the uncertainty that exists in the world. We (along with the rest of humanity) simply do not know what will happen, so we are left with trying to guard against all manner of eventualities, while recognizing that more things can happen than will happen.

PHILOSOPHY

We are absolute value investors.

We invest our money alongside yours — an alignment of interests we maintain across FPA. We view ourselves as the guardians of the capital entrusted to us. We manage the various investment products in the Contrarian strategy, including its public fund FPA Crescent, in a way that makes us comfortable having our family and friends commit their savings to it. Should our portfolios lag, we will most likely feel more pain than our shareholder partners.

We view ourselves as pragmatists with a healthy respect for what we do not know. We are neither optimists nor pessimists, as we invariably find ourselves hoping for the best, while preparing for the worst.

Value investing is a familiar discipline, but Contrarian pursues a relatively unique and advantaged strategy. Contrarian is unique because we have an unfettered mandate, we invest on an absolute basis, we consider the macroeconomic environment, and we have a long-term orientation.

Absolute Value Investing

We seek genuine bargains, not relatively attractive securities.

We invest only in positions that we believe offer a compelling economic risk/reward proposition on an absolute basis. If prospective investments do not meet that requirement, then we wait until they do. We have no interest in merely buying the inexpensive. We want to purchase a stock at a substantial discount to that company's worth, or intrinsic value.i Our broad mandate gives us more tools to pursue an "absolute" path to value investing, where success is measured by positive returns. We reject the "relative value" path, where some may declare victory when the stock market has declined 40% and they lost just 35% of their client's principal.

Unfettered Mandate

Contrarian operates with one of the industry's most expansive charters. Unlike most traditional money managers, we can invest almost anywhere, using practically any instrument. We have proven our ability to successfully invest across a company's capital structure, as well as in a variety of market capitalizations, industries, geographies, and other asset classes, while frequently holding cash. Our partners' support and understanding of our process allows us to invest in those assets that appear most attractive on an absolute basis without regard for style box or conventional wisdom. Our investor base allows us to make the asset allocation decisions and to take

i Intrinsic value: The present value of future cash flows or the price a knowledgeable and possibly strategic buyer might pay for the business.

THE FPA CONTRARIAN POLICY STATEMENT

(including the FPA Crescent Fund)

advantage of compelling opportunities, no matter where we might find them. Sometimes those opportunities are in places other managers cannot or will not go.

We believe our freedom to go most places (without the requirement to do so) along with our willingness to hold cash, gives us a significant long-term advantage. For example, if large-cap stocks appear expensive, we can buy small-caps (1998-99). If high yield bonds appear less expensive than equities, we can increase our exposure to the former at the expense of the latter (2008-09). If the shares of foreign-domiciled companies appear less expensive than their U.S. counterparts, then we may invest more money overseas (2010). If common stocks and corporate bonds appear priced to perfection with little regard for exogenous risks, then our cash residual may build (2004-2008) as wait for opportunities to invest with less downside and more upside. This approach to cash holdings is discussed further in our 2004 Special Commentary, The Case for Cash.ii We believe our investment flexibility greatly enhances the likelihood that we will deliver an equity-like return with less risk over the long-term.

Long-Term Focus

We believe the only way to accomplish our goal is to, at times, accept short-term underperformance. We measure our investment term in years, rather than in quarters, months, or days. We do not carry the bogey of excelling each calendar year on our back. We consider five to seven years a market cycle. What happens over any fraction thereof lies outside our capability (and concern). Over shorter periods, temporary excesses in both the securities market and the economy have a tendency to distort reality and cloud understanding. Recent examples of such distortions would include the tech-stock/internet insanity of 1997-2000, and the housing bubble that reached its zenith in 2005-2006.

We avoid the temptation to look out further than five to seven years by remembering John Maynard Keynes' observation that "in the long run we are all dead." Nevertheless, great patience may prove necessary even in intermediate-term time frames.

As a history lesson, let us view the five-year period beginning January 1, 1998. Small capitalization stocks traded at a 20% discount to their larger capitalization brethren, despite what we believed to be better growth prospects. We therefore heavily tilted our portfolio to smaller companies, but the discount to larger companies expanded to 40%, yielding a temporary decline in portfolio value. We also avoided internet stocks, which further depressed our near-term performance. So Crescent, as a net-of-fees proxy for Contrarian, lost 3.7% over the next two years. Our results looked bleak compared to the S&P 500 Index, which appreciated 55.5% over that same period. Most investors (including foundations, endowments, pensions, and consultants) in professionally managed investment products (e.g., mutual funds, hedge funds, separately managed accounts) make buy-sell decisions predicated on recent performance — and we had underperformed the market by 5,919 basis points! We had unintentionally tested our clients' patience — and most fled to those portfolio managers who they believed offered better future returns.

As a result, Crescent lost about 90% of its assets due to shareholders redeeming their investments from its early 1998 peak to its trough in early 2000. (Maybe more would have left, but we figured some of them might have forgotten they had invested with us.) The S&P 500 then declined in each of the next three years, while Crescent's few remaining stalwart holders (including ourselves) enjoyed consistent gains. Looking back over a five-year period, a Crescent shareholder who invested $1,000 at the beginning of 1998 would have ended 2002 with $1,409. A similar $1,000 investment in the S&P 500 Index would have declined to $972. A Crescent shareholder who capitulated at year-end 1999 and invested in the S&P 500 at the beginning of 2000, would have

ii The Case for Cash, (http://www.fpafunds.com/news_040423_case_for_cash.asp)

THE FPA CONTRARIAN POLICY STATEMENT

(including the FPA Crescent Fund)

had just $625 remaining, a devastating loss and less than half what they would have earned if they had remained in Crescent.

Patience as an investment virtue may only be attained through education. We believe you should only invest with a manager whose philosophy and process you understand. Otherwise, you could find yourself unable to stomach what will certainly be more challenging periods.

Current and prospective Contrarian investors need ask themselves how they would have behaved if they had been invested with us in our difficult 1998-99 period. We will likely underperform in the future as well. We doubt, however, that such poor relative performance will be of the same magnitude, since back then, growth stocks were trading at the highest levels seen in the twentieth century, with valuation multiples measured not in earnings, in some cases, but in revenues.

We believe the best clients/shareholders are those who understand our goal, philosophy, and process/strategy. We provide quarterly shareholder letters, special commentaries, speeches, a soon-to-be-published core values declaration (The FPA Way) and this policy statement as part of a constant effort to educate those who have entrusted us with their capital. We urge you to read all of them (available at www.fpafunds.com), because only then can you gain the confidence to have us as your manager.

Macro-Economic Considerations

Unlike many value investors, we incorporate an understanding (sometimes limited) of the macroeconomic environment in our security analysis and portfolio construction. We recognize that we must consider bigger-picture extremes as we assess a company's current and prospective intrinsic value.

We seek to understand the company and industry metrics of an investment and how that business and its valuation might fare against our macroeconomic views. This has caused us to overweight certain industries and asset classes, and, at times, to completely avoid others.iii

Whether we use a top-down or bottom-up approach will depend on the company, industry, valuation, economy, and our conviction in our assessment of each.

Risk — Permanent Loss of Capital or Volatility?

We cannot eliminate risk, but we seek to identify it, understand it, minimize it, and be adequately compensated for it.

The word risk has no precise meaning in an investing context. In order to avoid confusion, we must clearly explain what type of risk we mean. There are a plethora of risks to consider when investing. The list of potential pitfalls include: credit, currency, obsolescence, fraud, sovereign, interest rate, inflation, litigation, expropriation, customer concentration, vendor disruption, competition, economic, balance sheet, political, permanent impairment, mark-to-market losses, and more — many more.

Risk goes hand-in-hand with investing. If you do not like the stock market and choose to remain in cash, then you will have assumed inflation risk. If inflation subsequently moves higher, the value of your cash erodes. Every choice (and doing nothing is still a choice) trades one risk for another. If we tried to avoid all risk, then we would have little chance of accomplishing our goal. So in a world where risk is unavoidable, the Contrarian mission, on a portfolio basis, is to minimize the risk of permanent capital impairment.

iii See Elephants in the Room (http://www.fpafunds.com/news_09252008_elephant.asp) and The Raw Deal (http://www.fpafunds.com/news_050708_valueinvesting.pdf), as well as the following quarterly commentary where the subject is discussed (http://www.fpafunds.com/downloads/crescent/June%2030,%202008.pdf.)

THE FPA CONTRARIAN POLICY STATEMENT

(including the FPA Crescent Fund)

We reject volatility as a measure of risk. (Using volatility to measure risk is a bit like using a thermostat to measure a car's speed. You'll get a number, but not much understanding.) However, we know a highly volatile investment may not serve our clients well, since large fluctuations in price may create stress, causing our clients to invest in or cash-out at precisely the wrong times. Lower volatility is not the aim of Contrarian's investment process, but it has proven to be a natural by-product.iv

Investors need to understand their own risk tolerances — both psychological and practical — instead of adopting a theoretical model prescribed by age bracket or wealth. Although we view risk as the potential permanent loss of capital, we recognize that other investors may feel differently, and that those investors might let volatility drive their investment decisions. Volatility creates extreme price movements, during which an investor can choose to buy or sell.v We believe our investors must be aware of how they will react to price volatility. We are not oblivious to the institutional imperative, however, and we realize that most individual and institutional investors can find themselves in the awkward position of defending investment decisions to their clients, employers, spouses, or even themselves for holding a stock that keeps declining, or even for owning any common stocks in a declining market.

A Morningstar study of mutual fund investors' trading demonstrated that there is a financial cost to trading decisions triggered by market volatility. In addition to reinforcing the established fact that mutual fund investors have a "tendency to buy high and sell low," the study also demonstrated that investor returns generally lagged those of funds' published total returns" and pointed to a fund's volatility as "a key determinant in whether its investor returns are good or bad." The findings are not surprising. Letting volatility dictate investment decisions has proven the bane of many mutual fund (and stock) investors.vi We want our investors' return experience to closely match our publicly reported returns.

We seek to have Contrarian provide a better-than-average experience for its clients/shareholders. We can have neither pride nor sense of accomplishment if our clients, the very people we are in business to provide a service to, do not appropriately benefit from the relationship.

Although we do not directly manage volatility and can offer no assurances, we believe our approach gives us a good chance of providing a less volatile ride than the stock market. We hope our strategy, Contrarian's return pattern and our communications with you improve the odds that your return more closely mirrors the strategy's composite return.

More important, regardless of the environment, we aim to distinguish ourselves by using volatility to our advantage, rather than our detriment. Instead of composing a portfolio designed to mimic the performance of some benchmark or index, we utilize a deeply held contrarian philosophy oriented toward pushing back on a rising market by reducing exposure (thus allowing cash to increase), and conversely, leaning into a falling market and spending that cash to opportunistically buy inexpensive securities.

iv We believe most individuals and institutions should have their long-term savings managed by those who seek to protect capital before pushing to make a return on that capital. The Contrarian team, therefore, looks down (to see what risk lies below) before looking up (to see what opportunities might lie amongst the stars). Once we have assured ourselves that capital can be preserved, we then seek ways to grow real after-tax wealth at an acceptable rate. This strategy is aimed at allowing our investors to — at a minimum — win by not losing. We have accomplished that goal over our first seventeen years, and will work to continue to do so prospectively. Cumulative experience (rather than repetitive) and a deeper pool of analytical talent should help.

v Most investors, consultants, and advisors have greater apprehension with regards to the volatility associated with downward price movements. Upside "vol" is more welcomed — except by short sellers.

vi Volatility, the bane of many an investor. We lay out an example of this in our 2007 Q1 FPA Crescent Commentary and further elucidate on the topic in our 2010 Q2 FPA Crescent Commentary.

THE FPA CONTRARIAN POLICY STATEMENT

(including the FPA Crescent Fund)

Hopefully, we have made it evident that we spend a disproportionate amount of our time evaluating and managing investment, company-specific, and economic risk. We believe that if we look to limit the downside of your portfolio, the upside will take care of itself.

Upside/Downside

We invest your money in securities that have what we believe to be advantageous upside/downside characteristics; that is, we want to make sure that we could potentially make a multiple of what we could potentially lose. In managing our portfolios, we accept that we will not always win, and that "good" bets will sometimes be lost. What we seek to avoid is making bad bets. In addition to targeting asymmetric payoffs, we try to improve our odds further by conducting deep due diligence to gain a clear understanding of the underlying business and its industry, and then, wherever possible, applying some differentiated knowledge.

PROCESS

There is always a wide array of prospective investments from which to choose. We have to narrow that universe to something more manageable, and we begin by establishing five categories: Long Equity, Short Equity, Credit, Liquidity and a smaller "Other" category. We invest in an opportunistic manner, based on our view of the world and the businesses/situations that we understand. We look for what is out of favor. We look for bad news. We take into account what the landscape is today and how it might change over time, both organically and through exogenous events. We mostly hold our own counsel, speaking to relatively few "investment professionals" outside FPA. We prefer to spend more time with people on Main Street rather than Wall Street because we believe the interaction improves our understanding of businesses and industries. Then we read, read, read. And then, we read some more.

Next, we decide which categories might offer the best opportunities for us to reach our established longer-range goal of market-like return with less than market risk. We then devote our time accordingly.

As we seek to gain comfort with a given investment, we determine what we need to know to prove to ourselves the correctness of the original thesis that drew our interest and triggered further research. We try to support our view in a host of ways, including reading current and historic SEC filings and conference call transcripts, reviewing pertinent periodicals, studying the competition, establishing a model, etc. We then work to gain a knowledge edge, an understanding of the business or industry that may not be universal. Some companies are followed too well for us to differentiate ourselves in this fashion, but we certainly try. Such due diligence may take the form of conversations with ex-employees, vendors, industry consultants, etc.

We recognize that we must consider bigger-picture extremes as we evaluate a company's current and prospective intrinsic value. Our efforts have helped us identify areas of opportunity (distressed debt that had priced in a depression by early 2009), while avoiding others (financials for much of the '00s because prices failed to reflect the risk of subprime debt proliferation and the interrelated housing bubble). Admittedly, we lack clarity most of the time, and have zero ability to forecast our economy with any reasonable measure of precision, but we have felt capable of protecting clients from the extremes. For instance, we could not predict the magnitude or timing of the U.S. housing market collapse that lead the world economy into a deep recession. We did, however, realize that our economy had overindulged amid the housing excess, and that the risk to the system was likely greater than reflected at the time. Knowing the Titanic is unsinkable does not keep it afloat after steering into an iceberg. We study the macro to avoid a similar fate.

THE FPA CONTRARIAN POLICY STATEMENT

(including the FPA Crescent Fund)

Contrarian finds its opportunities in the following five categories and sub-groups, recognizing that our returns will not just be driven by what we own, but also by what we do not own.

1)  Long Equityvii

■  3:1s — Our traditional bread and butter. An investment in a business possibly of a lesser quality than that of a compounder, but still a good business and likely to have greater upside potential. We prefer to invest in these businesses when the upside/downside (what we can make vs. what we can lose) has a ratio of 3:1 or better.

■  Compounders — The world's great businesses. Unquestionable competitive strength. Solid balance sheets. Shareholder-centric management. We think of these as infinite duration bonds with rising coupons.

■  Shorter-Term Opportunities — Identified catalyst(s) expected to have positive impact on value of underlying business and therefore its stock price. For example, operational turnarounds, balance sheet optimization, corporate action, etc.

■  Sum of the Parts — The value of a company's disparate parts significantly exceeds its current stock price.

■  Intra-Company Arbitrages

☐  Long one share class of company while being short another of the same company, when we discover and believe an ephemeral market inefficiency to exist.

☐  Long a corporate parent or holding company and short one or more of the underlying subsidiaries, creating a stub equity position that is valued at a deep discount to its intrinsic value.

2)  Short Equityviii

■  Deteriorating Businesses — Fundamental business metrics are in decline and its stock price fails to take that into account.

■  Balance Sheet Issues — Certain asset accounts are overstated, creating the circumstance where operating cash flow may fall significantly short of net income.

■  Paired Trades — Shorting a company to hedge, in part, a long equity (typically one of the above) position's industry-specific risk.

■  Intra-Company Arbitrages — discussed in the Long Equity section.

vii We now have the ability to convert our typical 13G to a 13D filing. We can now add activism as a periodic defensive tool should the need arise. We expect 13D filings to be rare, but there have been times in the past when it would have been advantageous and we expect that will be the case, on occasion, in the future.

viii Shorting appears on the surface to be a reckless pursuit. It affords no tax efficiency because the IRS treats gains as ordinary income. The asymmetry of return certainly works against you as well, as one's gain cannot exceed 100%, but theoretically, one's losses can be infinite. Nevertheless, we believe shorting offers certain advantages. Judicious shorting helps dampen a portfolio's volatility, which in turn helps reduce the mark-to-market risk that may scare certain investors out of the market at inopportune times. We also find that shorting stocks helps keep us honest when looking at longs. We maintain healthy circumspection as we continually observe company managements playing accounting games, overstating prospects, and more. Shorting has kept us sharp and has frequently allowed us to reach broader conclusions. For example, the analysis and subsequent shorting of Lehman Brothers caused us to continue to avoid all other financials and forced us to consider the risks that might exist in our own custodian. We may also periodically harvest losses to offset portfolio gains, thereby improving tax efficiency. We may reenter those trades after thirty one days to avoid a wash sale, or, in cases where an entire sector is overvalued, we might take a short position in another company in the same industry.

THE FPA CONTRARIAN POLICY STATEMENT

(including the FPA Crescent Fund)

3)  Credit

■  Performing Credits — Credit instruments that have a yield-to-maturity reasonably in excess of U.S. Treasuries of comparable maturity and the holder (lender) will most likely receive all interest and principal. Although some credit risk exists, we generally consider these investments as fixed income, with an increase in interest rates being the greatest risk.

■  High Yield Bonds — Bonds of corporations we believe have some chance (but a relatively low probability) of needing to restructure its debt. These bonds generally have a much higher yield than the Performing Credits. We view these investments more akin to equities than we do fixed income, i.e., more credit risk than interest rate risk.

■  Distressed Debt — Corporate debt that has either defaulted or that we believe has reasonable odds of being restructured, either voluntarily or via default. Even though these were originated as fixed income securities, we regard our distressed investments as equity.

4)  Other

■  Illiquid investments — We periodically make illiquid investments but only when the following conditions are met:

☐  Such investments allow us to take advantage of opportunities unavailable to us in the public markets.

☐  Mutual fund: Crescent's position size will remain small enough such that a 75% decline in assets will still leave us with an illiquid position of reasonable size.

☐  Separate accounts: clients grant us permission to make such an investment.

☐  Special Situations

5)  Liquidityix

■  Liquidity (including cash) is a residual of our investment process, rather than a macro-driven rationale. Liquidity helps protect the downside and gives us the ability to take advantage of future opportunities.

SUMMARY

We would like Contrarian and FPA to be known as respected value investors. We would be honored to continue to earn, over many years, the respect of our clients and peers. At the end of the day, we are investors and we do what we love.

We are value investors because it makes sense to us, fits our risk-averse personalities, and appeals to our sense of intellectual honesty. We believe that value investing is the best means (that we are aware of) to preserve capital and to continue to provide adequate growth over the long term.

Contrarian's sound and battle-tested strategy, dedication, and diligence will fall short at times as we will occasionally suffer mark-to-market declines and poor relative performance. We know of no way to achieve our long-term goals without periodically disappointing our shareholders and clients. We hope that through good communication, we will make clear to our clients what to expect from an investment with us, and trust that it will help you make appropriate decisions regarding your investment in the Contrarian strategy.

We thank our long-term clients whose trust we have earned, but whose patience we have tested.

The Contrarian Team

ix Cash vs liquidity. We make a distinction between cash and liquidity, although we sometimes use them interchangeably. Cash includes the cash received from securities sold short and, as a result, can appear to overstate the cash balance. Therefore, we believe liquidity, which nets that out, is the more appropriate measure.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

September 30, 2010

Portfolio Characteristics

	FPA Crescent		Russell 2500		S&P 500		Barclays Capital Gov't/Credit
Stocks
Price/Earnings TTM	12.1	x	23.7	x	15.9	x
Price/Earnings 2010 est.	11.8	x	21.4	x	15.1	x
Price/Book	1.55	x	1.85	x	2.10	x
Dividend Yield	1.9%		1.4%		2.0%
Average Weighted Market Cap (billion)	$51.5		$2.4		$81.2
Median Market Cap (billion)	$20.2		$0.61		$9.8
Bonds
Duration (years)	1.4						4.7
Maturity (years)	1.7						6.6
Yield-to-Worst	4.0%						2.6%
Yield-to-Worst (corporate only)	7.9%

Portfolio Analysis

10 Largest Holdings

Ensco plc	4.4
Aon	3.8
Covidien	3.7
Occidental Petroleum	3.1
Stanwich Mortgage Loan Trust*	3.0
CIT Group Bonds*	2.9
Wal-Mart Stores	2.2
Vodafone Group plc	2.2
Anheuser-Busch InBev	2.0
Omnicare	2.0
Total	29.3%

* Various issues

Excludes U.S. Gov't Securities

Portfolio Composition

Asset Class
Common Stocks, Long	54.4%
Common Stocks, Short	4.4%
Other	0.7%
Corporate Fixed Income	14.4%
Mortgages	3.1%
Cash Plus Liquidity**	23.0%
Geographic
U.S.	59.2%
Europe	19.6%
Other	1.8%

** Cash liquidity defined as cash and high quality, liquid, limited term securities

Performance Statistics

	FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
Statistics
Gain in Up Months - Cumulative	352.1%	352.5%	541.7%	445.4%
Upside Participation		99.9%	65.0%	79.0%
Loss in Down Months - Cumulative	-161.3%	-196.7%	-350.9%	-297.6%
Downside Participation		82.0%	46.0%	54.2%
Up Month - Average	2.6%	2.6%	4.2%	3.4%
Down Month - Average	-2.2%	-2.7%	-4.5%	-3.9%
Delta between Up/Down months	4.8%	5.3%	8.7%	7.3%
Worst Month	-13.9%	-13.9%	-21.5%	-16.8%
Best Month	12.6%	9.3%	15.4%	9.8%
Standard Deviation	10.72	11.31	18.74	15.51
Sharpe Ratio (using 5% risk-free rate)	0.55	0.32	0.23	0.17
Performance
Quarter	7.4%	8.8%	12.2%	11.3%
Calendar YTD	5.3%	10.4%	10.3%	3.9%
1 Year - Trailing	10.9%	13.8%	15.9%	10.2%
3 Years - Trailing	2.3%	1.6%	-3.6%	-7.2%
5 Years - Trailing	5.4%	4.5%	2.4%	0.6%
10 Years - Trailing	11.0%	6.2%	5.1%	-0.4%
15 Years - Trailing	10.2%	8.2%	8.5%	6.5%
From Inception[a]	10.9%	8.7%	9.4%	7.6%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

September 30, 2010

HISTORICAL PERFORMANCE

Calendar Year-End		FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
2009		28.4%	22.5%	34.4%	26.5%
2008		-20.6%	-21.4%	-36.8%	-37.0%
2007		6.8%	3.9%	1.4%	5.5%
2006		12.4%	11.2%	16.2%	15.8%
2005		10.8%	6.0%	8.1%	4.9%
2004		10.2%	12.7%	18.3%	10.9%
2003		26.2%	28.1%	45.5%	28.7%
2002		3.7%	-6.6%	-17.8%	-22.1%
2001		36.1%	4.8%	1.2%	-11.9%
2000		3.6%	7.9%	4.3%	-9.1%
1999		-6.3%	13.3%	24.2%	21.0%
1998		2.8%	4.9%	0.4%	28.6%
1997		22.0%	18.5%	24.4%	33.4%
1996		22.9%	12.6%	19.0%	23.0%
1995		26.0%	26.7%	31.7%	37.6%
1994		4.3%	-2.0%	-1.1%	1.3%
1993	(a)	9.6%	8.2%	10.1%	5.3%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. We employ a strategy of selectively investing across a company's capital structure (i.e., a combination of equity and debt securities) that we believe have the potential to increase in market value, in order to achieve rates of return with less risk than the broad U.S. equity indices.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,a 11% better than the equity indexes. FPA Crescent has, on average from inception, captured 73% of the upside monthly performance but just 50% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility as measured by its Standard Deviation from inception.a On average, the Fund's Standard Deviation is 37% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes. FPA Crescent has had only two years of negative performance since inception,a the worst a loss of 21%. FPA Crescent's maximum drawdown is 37% better than its benchmarks.

	Crescent	60% R2500/40% BCGC	R2500	S&P 500
Number loss years since inception[a]	2	3	3	4
Maximum Drawdown[b]	-29%	-33%	-53%	-51%

Performance

FPA Crescent has beaten the stock indexes for the inception-to-date time period.a

Conclusion

FPA Crescent has met its objective since inceptiona, having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized. The annualized performance of the Russell 2500 and Barclays Capital Government/Credit Indexes begins 6/1/93.

b Maximum Drawdown is the largest percentage peak to trough decline in value that has occurred since inception.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Distributed by FPA Fund Distributors, Inc., a subsidiary of First Pacific Advisors, LLC.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclays Capital Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds. Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations. Barclays Capital Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

MAJOR PORTFOLIO CHANGES

For the Six Months Ended September 30, 2010

Shares or Principal Amount
NET PURCHASES
Common Stocks
Anheuser-Busch InBev SA/NV — ADR (1)	1,360,000
Aon Corporation	2,035,000
Covidien plc	1,815,000
Microsoft Corporation (1)	2,030,000
Occidental Petroleum Corporation	773,000
Wal-Mart Stores, Inc.	1,093,000
Western Digital Corporation	1,750,000
NET SALES
Common Stocks
Ares Capital Corporation (2)	925,209
Assurant, Inc. (2)	1,025,000
Cymer, Inc. (2)	382,300
Onex Corporation (2)	441,400
Non-Convertible Bonds & Debentures
CIT Group Inc. — 6.25% 2012 (floating rate)	$15,104,678
Residential Capital LLC — 8.5% 2010 (2)	$11,802,000
Sally Holdings LLC — 10.5% 2016 (2)	$21,104,000
Convertible Bonds & Debentures
Lucent Technologies Inc. — 2.75% 2023 (2)	$11,097,000
National Financial Partners Corporation — 0.75% 2012 (2)	$11,325,000
SL Green Realty Corporation — 3% 2027 (2)	$22,001,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2010

COMMON STOCKS — LONG	Shares	Value
ENERGY — 13.9%
Apache Corporation	715,000	$69,898,400
Arkema S.A.	806,000	41,256,883
Chevron Corporation	298,300	24,177,215
Ensco plc†	4,000,000	178,920,000
Groupe Bruxelles Lambert S.A. (ADR)	257,000	21,423,931
Occidental Petroleum Corporation	1,610,000	126,063,000
Rowan Companies, Inc.	774,000	23,498,640
Total S.A. (ADR)	918,000	47,368,800
Transocean Ltd.*	552,000	35,488,080
		$568,094,949
HEALTH CARE — 12.5%
Abbott Laboratories	1,217,000	$63,576,080
Amgen Inc.*	328,600	18,109,146
Covidien plc	3,740,000	150,310,600
Health Net, Inc.*	756,000	20,555,640
Johnson & Johnson	673,000	41,699,080
Omnicare, Inc.	3,325,000	79,401,000
Pfizer Inc.	4,320,000	74,174,400
WellPoint, Inc.*	1,130,000	64,003,200
		$511,829,146
RETAILING — 6.4%
CVS Caremark Corporation	605,000	$19,039,350
eBay Inc.*	1,143,700	27,906,280
Lowe's Companies, Inc.	396,400	8,835,756
PetSmart, Inc.	2,200,000	77,000,000
Walgreen Co.	1,114,500	37,335,750
Wal-Mart Stores, Inc.	1,693,000	90,609,360
		$260,726,496
FINANCIAL SERVICES — 6.4%
Aon Corporation	3,960,000	$154,875,600
CIT Group Inc.*	740,303	30,219,168
Discover Financial Services	1,145,700	19,110,276
Transatlantic Holdings Inc.	760,000	38,623,200
The Travelers Companies, Inc.	341,000	17,766,100
		$260,594,344

PORTFOLIO OF INVESTMENTS

September 30, 2010

COMMON STOCKS — LONG — Continued	Shares or Principal Amount	Value
CONSUMER NON-DURABLE GOODS — 3.5%
Anheuser-Bosch InBev SA/NV (ADR)	1,360,000	$79,900,000
Koninklijke Philips Electronics N.V.	1,009,757	31,625,589
Kraft Foods Inc. (Class A)	955,000	29,471,300
WestPoint International, Inc.*,**,††	167,161	1,380,750
WestPoint International, Inc. — rights*,**,††	149,230	—
		$142,377,639
TECHNOLOGY — 2.4%
Microsoft Corporation	2,030,000	$49,714,700
Western Digital Corporation*	1,750,000	49,682,500
		$99,397,200
INDUSTRIAL PRODUCTS — 2.3%
AGCO Corporation*	675,000	$26,331,750
Cookson Group plc	3,582,030	30,793,638
Henkel AG &Co. KGaA	486,146	22,023,338
Trinity Industries, Inc.	714,900	15,920,823
		$95,069,549
TELECOMMUNICATIONS — 2.2%
Vodafone Group plc (ADR)	3,600,000	$89,316,000
REAL ESTATE — 1.5%
Countrywide Holdings, Ltd. — A*,**	3,111,470	$13,936,585
Countrywide Holdings, Ltd. — B*,**	3,111,470	48,850
Genting Malaysia Berhad	42,531,900	46,742,558
		$60,727,993
AUTOMOTIVE — 0.4%
Group 1 Automotive, Inc.	502,200	$15,005,736
SERVICE — 0.3%
G&K Services, Inc.	458,502	$10,481,356
OTHER COMMON STOCKS — 2.6%		$106,256,640
TOTAL COMMON STOCKS (Cost $2,009,438,631) — 54.4%		$2,219,877,048
LIMITED PARTNERSHIP — 0.8% (Cost $32,000,000)
Endeavour Financial Restoration Fund, L.P.*,**,††	$32,000,000	$31,278,432

PORTFOLIO OF INVESTMENTS

September 30, 2010

	Principal Amount	Value
CURRENCY FUTURES — (0.1%)
Euro @ €1.2919 — 10/20/10*	$10,500,000	$(756,000)
Euro @ €1.2812 — 10/20/10*	4,250,000	(351,475)
British Pounds @ £1.5469 — 02/15/11*	8,000,000	(197,600)
Euro @ €1.2957 — 01/17/12*	15,000,000	(1,023,000)
		$(2,328,075)
BONDS & DEBENTURES CONVERTIBLE BONDS & DEBENTURES ENERGY — 0.2%
Transocean Ltd. — 1.5% 2037	$9,888,000	$9,603,720
ADVERTISING — 0.2%
The Interpublic Group of Companies, Inc. — 4.25% 2023	$7,584,000	$8,181,240
FINANCIAL SERVICES — 0.2%
iStar Financial Inc. — 1.033% 2012 (Floating)	$8,911,000	$6,972,858
AUTOMOTIVE — 0.1%
Group 1 Automotive, Inc. — 2.25% 2036	$7,000,000	$5,713,750
TOTAL CONVERTIBLE BONDS & DEBENTURES — 0.7% (Cost $24,066,660)		$30,471,568
NON-CONVERTIBLE BONDS & DEBENTURES CORPORATE BONDS & DEBENTURES FINANCIAL SERVICES — 8.7%
American Capital, Ltd. — 8.96% 2013	$46,724,000	$46,801,562
American General Finance
—4% 2011	1,900,000	1,891,526
—5.625% 2011	26,430,000	26,338,288
—4.875% 2012	8,141,000	7,714,249
—5.9% 2012	357,000	344,584
—5.375% 2012	18,011,000	17,214,914
—5.85% 2013	3,486,000	3,242,747
—6.9% 2017	15,366,000	12,907,440

PORTFOLIO OF INVESTMENTS

September 30, 2010

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Value
CIT Group Inc.
—7% 2013	$27,060,470	$27,201,996
—7% 2014	12,900,711	12,860,719
—7% 2015	12,900,711	12,821,372
—7% 2016	21,501,189	21,129,003
—7% 2017	30,101,668	29,484,584
—6.25% 2012 (Floating)**	12,893,422	13,022,356
Delta Air Lines, Inc.
—7.57% 2010	3,952,000	3,975,514
—7.111% 2011	9,971,000	10,435,649
Ford Credit Europe (Series F)
—7.875% 2011	£7,950,000	12,644,151
—7.125% 2012	€14,800,000	20,939,253
International Lease Finance Corporation
—5.125% 2010	$6,625,000	6,620,429
—5.75% 2011	5,638,000	5,694,098
—4.75% 2012	5,817,000	5,817,000
—5.4% 2012	1,628,000	1,634,300
—5.35% 2012	14,816,000	14,784,442
—5.3% 2012	7,675,000	7,713,222
—5.875% 2013	6,976,000	6,977,604
—6.625% 2013	1,612,000	1,612,371
—5.65% 2014	5,515,000	5,380,489
—6.75% 2015 (Floating)**	2,826,615	2,883,148
—7% 2016 (Floating)**	2,073,385	2,109,669
iStar Financial Inc.
—5.125% 2011	2,272,000	2,118,731
—10% 2014	4,242,000	4,238,097
Northwest Airlines Corporation — 6.841% 2011	1,579,000	1,612,711
SLM Corporation — 5.45% 2011	6,280,000	6,361,326
		$356,527,544
REAL ESTATE — 4.9%
Capital Automotive L.P. — 2.76% 2010 (Floating)**	$66,797,883	$64,459,957
Countrywide Holdings, Ltd. — 10% 2018**	8,348,952	12,997,874
Stanwich Mortgage Loan Trust Series
2009-2 — 2.46% 2049**,††	19,750,455	8,295,191
2010-1 — 3.63% 2050**,††	26,341,852	13,815,406
2010-2 — 3.7% 2050**,††	76,173,203	40,235,523
2010-3 — 5.58% 2050**,††	39,108,174	18,700,317
2010-4 — 3.88% 2050**,††	90,198,534	41,998,873
		$200,503,141

PORTFOLIO OF INVESTMENTS

September 30, 2010

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Value
INDUSTRIAL PRODUCTS — 0.6%
KION Group
—2.5103% 2014 Term Loan B (Floating)**	$12,404,268	$9,613,307
—2.7603% 2015 Term Loan C (Floating)**	12,403,566	9,612,764
Thermadyne Holdings Corporation — 10.5% 2014	5,000,000	5,087,500
		$24,313,571
AUTOMOTIVE — 0.4%
Penske Automotive Group — 7.75% 2016	$16,390,000	$16,028,928
MULTI-INDUSTRY — 0.4%
Leucadia National Corporation — 7.125% 2017	$15,967,000	$16,022,246
UTILITIES — 0.4%
Dynegy-Roseton Danskamme — 7.27% 2010	$113,380	$113,390
RRI Energy, Inc. — 7.625% 2014	15,230,000	15,034,599
		$15,147,989
RETAILING — 0.2%
Sears Roebuck Acceptance Corp. — 6.7% 2012	$6,748,000	$6,974,800
BUSINESS SERVICES — 0.1%
First Data Corporation — 3.0063% 2014 (Floating)**	$4,671,472	$4,105,056
OTHER CORPORATE BONDS & DEBENTURES — 0.9%		$39,390,862
TOTAL CORPORATE BONDS & DEBENTURES — 16.6%		$679,014,137
U.S. GOVERNMENT & AGENCIES — 19.5%
Federal Home Loan Mortgage Corporation — 5% 2018	$3,767,839	$3,846,059
Federal National Mortgage Association — 7.5% 2028	62,541	69,759
U.S. Treasury Note
— 4.375%% 2010†	40,000,000	40,337,500
— 0.875%% 2011	79,085,000	79,295,073
— 0.875% 2011	100,000,000	100,312,500
— 0.875% 2011†	110,000,000	110,412,500
— 1% 2011	60,000,000	60,356,250
— 4.875% 2011	107,500,000	111,598,438
— 1% 2011	288,500,000	290,393,281
TOTAL U.S. GOVERNMENT & AGENCIES		$796,621,360

PORTFOLIO OF INVESTMENTS

September 30, 2010

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Shares or Principal Amount	Value
SHORT TERM U.S. GOVERNMENT — 4.3%
Federal National Mortgage Association — 12/01/10	$35,573,000	$35,563,463
U.S. Treasury Bills
—0.215% 10/21/10	90,000,000	89,993,304
—0.38% 03/10/11	50,000,000	49,958,665
TOTAL SHORT TERM U.S. GOVERNMENT		$175,515,432
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES — 40.5% (Cost $1,511,174,901)		$1,651,150,929
TOTAL INVESTMENT SECURITIES — 96.4% (Cost $3,576,680,192)		$3,930,449,902
SHORT-TERM INVESTMENTS — 5.0%
Short-term Corporate Notes:
General Electric Capital Corporation — 0.15% 10/01/10	$28,632,000	$28,632,000
Chevron Funding Corporation — 0.17% 10/04/10	60,000,000	59,999,150
Exxon Mobil Corporation — 0.13% 10/07/10	64,014,000	64,012,613
Exxon Mobil Corporation — 0.14% 10/07/10	20,000,000	19,999,533
Chevron Funding Corporation — 0.15% 10/14/10	30,000,000	29,998,375
TOTAL SHORT-TERM INVESTMENTS (Cost $202,641,671)		$202,641,671
TOTAL INVESTMENTS — 101.4% (Cost $3,779,321,863)		$4,133,091,573
COMMON STOCKS — SHORT
American Greetings Corporation (Class A)	(379,000)	$(7,045,610)
Apollo Group, Inc.*	(11,800)	(605,930)
AutoNation, Inc.*	(375,100)	(8,721,075)
Avalonbay Communities, Inc.	(100,400)	(10,434,572)
Banco Bilbao Vizcaya Argentaria, S.A. (ADR)	(197,683)	(2,664,767)
Banco Popular Espanol, S.A.	(280,472)	(1,778,782)
Capital One Financial Corporation	(173,300)	(6,854,015)
Diamond Offshore Drilling, Inc.	(105,000)	(7,115,850)
Douglas Emmett	(415,400)	(7,273,654)
Essex Propertry Trust, Inc.	(87,900)	(9,619,776)
Federal Realty Investment Trust	(106,800)	(8,721,288)
Frontier Communications Corporation	(188,431)	(1,539,481)
Frontier Oil Corporation	(235,000)	(3,149,000)
HCP, Inc.	(225,600)	(8,117,088)
Henkel AG & Co KGaA vorzug preference	(486,146)	(26,147,557)

PORTFOLIO OF INVESTMENTS

September 30, 2010

COMMON STOCKS — SHORT — Continued	Shares	Value
Hospitality Properties Trust	(182,300)	$(4,070,759)
Intuitive Surgical, Inc.*	(9,900)	(2,809,026)
Jarden Corporation	(102,900)	(3,203,277)
PharMerica Corporation*	(316,600)	(3,017,198)
Pool Corporation	(143,000)	(2,870,010)
Snap-on Incorporated	(8,600)	(399,986)
Tesoro Corporation	(325,000)	(4,342,000)
Texas Roadhouse, Inc. — A*	(297,000)	(4,175,820)
Treehouse Foods Inc.*	(91,000)	(4,195,100)
Urban Outfitters, Inc.*	(130,900)	(4,115,496)
V.F. Corporation	(47,200)	(3,824,144)
Ventas Inc.	(61,800)	(3,187,026)
Verizon Communications Inc.	(880,000)	(28,679,200)
TOTAL COMMON STOCKS — SHORT (Proceeds $161,166,239) — (4.4%)		$(178,677,487)
Other assets less liabilities, net — 3.0%		$124,119,266
TOTAL NET ASSETS — 100.0%		$4,078,533,352

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 7.1% of total net assets at September 30, 2010.

†  Security segregated as collateral for common stocks sold short.

††  These securities have been valued by Board of Trustees in accordance with the Fund's fair value procedures.

See notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

ASSETS
Investments at value:
Investment securities — at market value (identified cost $3,576,680,192)	$3,930,449,902
Short-term investments — at amortized cost (maturities 60 days or less)	202,641,671	$4,133,091,573
Cash		232
Deposits for securities sold short		94,299,563
Receivable for:
Capital stock sold	$21,446,033
Dividends and accrued interest	13,071,332
Investment securities sold	9,347,251	43,864,616
		$4,271,255,984
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $161,166,239)	$178,677,487
Investment securities purchased	8,811,191
Advisory fees and financial services	3,607,133
Capital stock repurchased	650,214
Accrued expenses	621,598
Dividends on securities sold short	355,009	192,722,632
NET ASSETS		$4,078,533,352
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 158,300,198 outstanding shares		$3,648,088,554
Undistributed net realized gain on investments		77,883,130
Undistributed net investment income		16,303,207
Unrealized appreciation of investments		336,258,461
NET ASSETS		$4,078,533,352
NET ASSET VALUE
Offering and redemption price per share		$25.76

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2010

INVESTMENT INCOME
Interest		$28,497,732
Dividends		18,596,869
		$47,094,601
EXPENSES: — Note 4
Advisory fees	$17,945,687
Short sale dividend expense	2,670,947
Financial services	1,794,569
Transfer agent fees and expenses	952,340
Registration fees	200,973
Custodian fees and expenses	116,814
Reports to shareholders	112,638
Insurance	84,116
Trustees' fees and expenses	43,383
Audit and tax services	26,262
Legal fees	13,420
Other expenses	3,335	23,964,490
Net investment income		$23,130,111
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments:
Net realized gain on sale of investment securities	$73,068,967
Net realized gain on sale of investment securities sold short	5,087,330
Net realized gain on investments		$78,156,297
Change in unrealized appreciation of investments:
Investment securities	$(39,845,425)
Investment securities sold short	(5,355,302)
Change in unrealized appreciation of investments		(45,200,727)
Net realized and unrealized gain on investments		$32,955,570
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$56,085,681

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2010		Year Ended March 31, 2010
CHANGES IN NET ASSETS
Operations:
Net investment income	$23,130,111		$29,857,641
Net realized loss on investments	78,156,297		67,790,528
Change in unrealized appreciation of investments	(45,200,727)		502,812,222
Change in net assets resulting from operations		$56,085,681		$600,460,391
Distributions to shareholders from:
Net investment income	$(24,094,586)		$(27,006,855)
Net realized capital gains	(26,929,243)	(51,023,829)	—	(27,006,855)
Capital Stock transactions:
Proceeds from Capital Stock sold	$1,057,075,881		$1,734,892,115
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	42,448,691		22,874,924
Cost of Capital Stock repurchased*	(317,763,656)	781,760,916	(302,570,597)	1,455,196,442
Total change in net assets		$786,822,768		$2,028,649,978
NET ASSETS
Beginning of period		3,291,710,584		1,263,060,606
End of period		$4,078,533,352		$3,291,710,584
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		42,112,985		72,935,068
Shares issued to shareholders upon reinvestment of dividends and distributions		1,767,959		981,326
Shares of Capital Stock repurchased		(12,774,358)		(12,818,876)
Change in Capital Stock outstanding		31,106,586		61,097,518

*  Net of redemption fees of $428,838 and $419,508 for the periods ended September 30, 2010 and March 31, 2010, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30,		Year Ended March 31,
	2010		2010	2009	2008	2007	2006
Per share operating performance:
Net asset value at beginning of period	$25.88		$19.11	$24.99	$26.98	$26.47	$24.18
Income from investment operations:
Net investment income	$0.14		$0.31	$0.35	$0.59	$0.72	$0.39
Net realized and unrealized gain (loss) on investment securities	0.10		6.77	(5.63)	0.33	1.66	2.82
Total from investment operations	$0.24		$7.08	$(5.28)	$0.92	$2.38	$3.21
Less distributions:
Dividends from net investment income	$(0.17)		$(0.31)	$(0.37)	$(0.75)	$(0.53)	$(0.33)
Distributions from net realized capital gains	$(0.19)		—	(0.23)	(2.16)	(1.34)	(0.59)
Total distributions	$(0.36)		$(0.31)	$(0.60)	$(2.91)	$(1.87)	$(0.92)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$25.76		$25.88	$19.11	$24.99	$26.98	$26.47
Total investment return**	1.03%		37.22%	(21.57)%	3.30%	9.26%	13.52%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$4,078,533		$3,291,711	$1,263,061	$1,246,165	$1,407,249	$1,374,055
Ratio of expenses to average net assets	1.32	%†‡	1.34%‡	1.50%‡	1.34%‡	1.35%‡	1.39%‡
Ratio of net investment income to average net assets	1.27	%†	1.32%	1.65%	2.06%	2.68%	1.45%
Portfolio turnover rate	23	%†	32%	32%	29%	29%	24%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the six months ended September 30, 2010 is not annualized.

†  Annualized

‡  For the periods ended September 30, 2010, March 31, 2010, March 31, 2009, March 31, 2008, March 31, 2007, and March 31, 2006, the expense ratio includes short sale dividend expense equal to 0.15%, 0.17%, 0.27%, 0.12%, 0.10% and 0.11% of average net assets, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2010

NOTE 1 — Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At September 30, 2010, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund values securities pursuant to policies and procedures approved by the Board of Trustees. Securities listed or traded on a national securities exchange are valued at the last sale price. If there was not a sale that day, these securities are valued at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. The Fund receives additional pricing information from independent pricing vendors that also use information provided by market makers or estimates of values obtained from data relating to securities with similar characteristics. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value. Securities for which market quotations are not readily available from the sources above are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance

NOTES TO FINANCIAL STATEMENTS

Continued

a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $1,917,999,039 for the year ended March 31, 2010. The proceeds and cost of securities sold resulting in net realized gains of $78,156,297 aggregated $995,575,131 and $917,418,834, respectively, for the period ended September 30, 2010. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities (excluding securities sold short) held at September 30, 2010, for federal income tax purposes was $3,571,795,640. Gross unrealized appreciation and depreciation for all investment securities at September 30, 2010, for federal income tax purposes was $409,169,932 and $68,026,919, respectively resulting in net unrealized appreciation of $341,143,013. As of and during the period ended September 30, 2010, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2006 or by state tax authorities for years ended on or before March 31, 2005.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

NOTES TO FINANCIAL STATEMENTS

Continued

For the period ended September 30, 2010, the Fund paid aggregate fees of $42,000 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended September 30, 2010, the Fund collected $428,838 in redemption fees, which amounts to less than $0.01 per share.

NOTE 8 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 9 — Disclosure of Fair Value Measurements

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2010:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks – Long	$2,204,510,863	$13,985,435	$1,380,750	$2,219,877,048
Limited Partnerships	—	—	31,278,432	31,278,432
Convertible Bonds – Corp	—	30,471,568	—	30,471,568
Non Convertible Bonds – Corp	—	555,968,827	—	555,968,827
US Govt/Agencies	932,657,511	—	—	932,657,511
Mortgage-Backed	35,563,463	3,915,818	123,045,310	162,524,591
Short Term Investments	—	202,641,671	—	202,641,671
	$3,172,731,837	$806,983,319	$155,704,492	$4,135,419,647
Common Stocks – Short	$(178,677,487)	$—	$—	$(178,677,487)

NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended September 30, 2010:

Investments	Beginning Value at March 31, 2010	Net Realized and Unrealized Gains (Losses)*	Net Purchases (Sales)	Net Transfers In (Out)	Ending Value at September 30, 2010
Common Stocks – Long	$1,410,839	$(30,089)	—	—	$1,380,750
Limited Partnership	30,578,150	(1,299,718)	$2,000,000	—	31,278,432
Non-Convertible Bonds & Debentures:
Mortgage-Backed	11,350,391	571,284	111,123,635	—	123,045,310
	$43,339,380	$(758,523)	$113,123,635	—	$155,704,492

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

NOTE 10 — New Accounting Pronouncement

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements, which, among other things, amends ASC 820 to require entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e., to present such items on a gross basis rather than on a net basis) and which clarifies existing disclosure requirements provided by ASC 820 regarding the level of disaggregation and the inputs and valuation techniques used to measure fair value for measurements that fall within either Level 2 or Level 3 of the fair value hierarchy. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements (which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years). The Adviser is currently assessing the impact that the adoption of ASU 2010-06 will have on the Fund's financial statement disclosures.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Approval of the Advisory Agreement. At a meeting of the Board of Trustees held on August 3, 2010, the Trustees approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2011, on the recommendation of the Independent Trustees who met in executive session on August 3, 2010 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Trustees as well as the Trustees' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Trustees considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund's portfolio manager, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Independent Trustees especially noted the experience, length of service and the outstanding reputation of the Fund's President, Chief Investment Officer and portfolio manager, Steven Romick, who has managed the Fund since its inception in 1993. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Trustees reviewed the overall investment performance of the Fund. The Trustees also received information from an independent consultant, Lipper Analytical Services, Inc. ("Lipper"), regarding the Fund's performance relative to a peer group of flexible portfolio funds selected by Lipper (the "Peer Group"). The Independent Trustees were reminded by the Adviser that the Fund's investment strategy is significantly different from other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management skill on the part of the Adviser. The Adviser also maintained (as a report previously prepared for the Board by an independent consultant had concluded) that no other Lipper category adequately represents the breadth and style of investing performed by the Fund's portfolio manager on behalf of the Fund. The Board and the Independent Trustees noted that the Fund's outstanding long-term investment performance and low volatility of returns when compared to the peer Group and concluded that the Fund's investment performance has been strong. The Trustees concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Adviser Profitability; Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Trustees were provided information by the Adviser for consideration in connection with the Fund's advisory fees and total expense levels, as well as the overall profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund, including the Financial Services Agreement.

The Board and the Independent Trustees reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Trustees noted that the Fund's current management fee rate ranked towards the high end, and its total expense ratio ranked towards the middle of the corresponding ranges for the Peer Group, including others with assets in excess of $1 billion. They further acknowledged that the Fund's broader investment strategy makes comparisons to the fees and expenses of the funds in the Peer Group less relevant and noted that the overall expense ratio of the Fund is within the range of the overall equity and hybrid fund universe. Specifically with respect to the advisory fee charged by the Adviser to the Fund, the Trustees noted that many equity and hybrid funds have advisory fees that are the same or higher. The Independent Trustees also noted that many funds in the universe charge fees for outside administration and similar services in addition to the advisory fee; however the Adviser pays for the

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Continued

majority of these costs for the Fund. In addition, the Trustees noted that the fee rate charged to the Fund is the same fee rate charged by the Adviser on the other products managed in a similar style by the portfolio manager.

The Board and the Independent Trustees considered, and discussed at length with Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's assets, broader investment strategy and any economies of scale that may exist. While the Fund has experienced increases in its net assets in recent years, the Trustees noted the Adviser's claims that its internal costs of providing investment management services to the Fund have also increased significantly in recent years as a result of various factors, including the ongoing and growing complexity of the Fund's investments as well as various new or increased administrative expenses resulting from the enactment of recent legislative and regulatory requirements, such as the continued employment of a full-time Chief Compliance Officer and his assistant. According to the Adviser, it has also made significant investments with respect to attracting, providing opportunities for and retaining new analysts and other investment personnel who assist with the management of the Fund and new administrative personnel and systems that enhance the quality of services provided to the Fund.

The Independent Trustees expressed concern that the fee rate does not have any breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund's assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth (or not) in the Fund's assets, all of which could negatively impact the Adviser. The Board and the Independent Trustees acknowledged that there is no uniform industry methodology to measure or apply economies of scale. However, the Board and the Independent Trustees concluded that the Fund has benefitted from the investments made by the Adviser in personnel and infrastructure that have increased the Adviser's expenses and thus reduce its profitability.

Conclusions. The Board and the Independent Trustees determined the Fund continues to benefit from the services of a highly experienced portfolio manager and portfolio management team that has produced outstanding long-term returns with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Trustees concluded that the current fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provide by the Adviser. In reaching their conclusions, the Independent Trustees also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Board and the Independent Trustees determined to approve the continuation of the current advisory agreement for another one-year period through September 30, 2011.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2010

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA Crescent Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2010	$1,000.00	$1,000.00
Ending Account Value September 30, 2010	$1,010.30	$1,018.30
Expenses Paid During Period*	$6.65	$6.70

*  Expenses are equal to the Fund's annualized expense ratio of 1.32%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2010 (183/365 days).

TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (75)*	Trustee & Chairman† Years Served: 8	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick – (73)*	Trustee† Years Served: 1	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6

Alfred E. Osborne, Jr. – (65)*	Trustee† Years Served: 8	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Independent Directors Council, Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (67)*	Trustee† Years Served: 4	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures.	4	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (69)*	Trustee† Years Served: <1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	3	California Council on Economic Education

Steven Romick – (47)	Trustee,† President & Chief Investment Officer Years Served: 17	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	1	Arden Group, Inc.

Eric S. Ende – (66)	Vice President Years Served: 8	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (50)	Treasurer Years Served: 8	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (53)	Chief Compliance Officer Years Served: 8	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (55)	Secretary Years Served: 8	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (43)	Assistant Treasurer Years Served: 4	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, Massachusetts 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2010 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and trustees, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   November 24, 2010

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:   November 24, 2010